STOCK PURCHASE AGREEMENT


                                        Among


                          COMPTECH ACQUISITION CORPORATION,


                             ABBEY, GARRETT & SETH, LTD.


                                         And


                              ALL OF THE SHAREHOLDERS OF
                             ABBEY, GARRETT & SETH, LTD.







                        _____________________________________

                             DATED AS OF OCTOBER 23, 1998

                        _____________________________________

                                  TABLE OF CONTENTS

                                                                       Page

          ARTICLE I  PURCHASE AND SALE OF PURCHASED SHARES  . . . . . .   2
               SECTION 1.1  Purchased Shares  . . . . . . . . . . . . .   2

          ARTICLE II     REPRESENTATIONS AND WARRANTIES
                         OF THE PRINCIPAL SHAREHOLDERS  . . . . . . . .   2
               SECTION 2.1  Corporate Existence and Power;
                              Status of Purchased Shares  . . . . . . .   2
               SECTION 2.2  Charter Documents and Corporate Records   .   3
               SECTION 2.3  Financial Information   . . . . . . . . . .   3
               SECTION 2.4  Liabilities   . . . . . . . . . . . . . . .   3
               SECTION 2.5  Absence of Certain Changes  . . . . . . . .   4
               SECTION 2.6  Properties; Title   . . . . . . . . . . . .   5
               SECTION 2.7  Contracts   . . . . . . . . . . . . . . . .   5
               SECTION 2.8  Claims and Proceedings  . . . . . . . . . .   6
               SECTION 2.9  Taxes   . . . . . . . . . . . . . . . . . .   7
               SECTION 2.10 Employee Benefit Plans  . . . . . . . . . .   8
               SECTION 2.11 Compliance with Laws  . . . . . . . . . . .   8
               SECTION 2.12 Permits   . . . . . . . . . . . . . . . . .   9
               SECTION 2.13 Depositaries; Powers of Attorney, Etc.  . .   9
               SECTION 2.14 No Conflicts; Consents  . . . . . . . . . .   9
               SECTION 2.15 Authority Relative to This Agreement  . . .   9
               SECTION 2.16 Disclosure  . . . . . . . . . . . . . . . .  10

          ARTICLE III    REPRESENTATIONS AND WARRANTIES OF
                         SHAREHOLDERS . . . . . . . . . . . . . . . . .  10
               SECTION 3.1  Title to Purchased Shares   . . . . . . . .  10
               SECTION 3.2  Authority Relative to This Agreement  . . .  10

          ARTICLE IV     REPRESENTATIONS AND WARRANTIES OF PURCHASER  .  11
               SECTION 4.1  Authority Relative to This Agreement  . . .  11
               SECTION 4.2  No Conflicts; Consents  . . . . . . . . . .  11
               SECTION 4.3  Corporate Existence and Power   . . . . . .  12

          ARTICLE V  DOCUMENTS AND INSTRUMENTS BEING DELIVERED  . . . .  12
               SECTION 5.1  Documents Delivered by Purchaser  . . . . .  12
               SECTION 5.2  Documents Delivered by Shareholders   . . .  13
               SECTION 5.3  Documents Delivered by the Company  . . . .  13

          ARTICLE VI     INDEMNIFICATION  . . . . . . . . . . . . . . .  14
               SECTION 6.1  Survival of Representations and
                              Warranties  . . . . . . . . . . . . . . .  14
               SECTION 6.2  Obligation of the Shareholders to
                              Indemnify; Special Indemnity of
                              Principal Shareholders  . . . . . . . . .  14
               SECTION 6.3  Obligation of Purchaser to Indemnify  . . .  15
               SECTION 6.4  Notice and Opportunity to Defend Third
                              Party Claims  . . . . . . . . . . . . . .  15
               SECTION 6.5  Payment of Indemnification Amount   . . . .  16

          ARTICLE VII   MISCELLANEOUS . . . . . . . . . . . . . . . . .  16
               SECTION 7.1  Notices   . . . . . . . . . . . . . . . . .  16
               SECTION 7.2  Entire Agreement  . . . . . . . . . . . . .  17
               SECTION 7.3  Waivers and Amendments; Non-Contractual
                               Remedies; Preservation of Remedies . . .  17
               SECTION 7.4  Governing Law   . . . . . . . . . . . . . .  17
               SECTION 7.5  Arbitration   . . . . . . . . . . . . . . .  17
               SECTION 7.6  Binding Effect; No Assignment   . . . . . .  17
               SECTION 7.7  Exhibits  . . . . . . . . . . . . . . . . .  18
               SECTION 7.8  Severability  . . . . . . . . . . . . . . .  18
               SECTION 7.9  Counterparts  . . . . . . . . . . . . . . .  18
               SECTION 7.10 Expenses.   . . . . . . . . . . . . . . . .  18
               SECTION 7.11 Further Assurances  . . . . . . . . . . . .  18

          ARTICLE VIII   DEFINITIONS  . . . . . . . . . . . . . . . . .  18
               SECTION 8.1  Definitions   . . . . . . . . . . . . . . .  18
               SECTION 8.2  Interpretation  . . . . . . . . . . . . . .  23

                                       EXHIBITS


          Exhibit A-1 -     Form of Employment Agreement with Stuart
                            Belloff

          Exhibit A-2 -     Form of Employment Agreement with Neeraj Rajpal

          Exhibit B   -     Form of Noncompetition Agreement with Alan
                            Krinsky

          Exhibit C   -     General Release of Shareholders

                                      SCHEDULES


          Schedule A         - Shareholders and Purchased Shares;
                               Allocation of Purchase Price

          Schedule 2.1       - Jurisdictions Company is Qualified to do
                               Business as a Foreign Corporation

          Schedule 2.4       - Certain Liabilities

          Schedule 2.5       - Absence of Certain Changes

          Schedule 2.6A      - Real Property Leases

          Schedule 2.6B      - Liens

          Schedule 2.7       - Contracts

          Schedule 2.8       - Claims and Proceedings

          Schedule 2.9       - Taxes

          Schedule 2.10      - Employee Benefit Plans; ERISA Matters

          Schedule 2.11      - Orders; Laws

          Schedule 2.12      - Permits; Environmental Permits

          Schedule 2.13      - Depositories; Powers of Attorney

          Schedule 2.14      - Required Consents

                    AGREEMENT dated as of October 23, 1998 among COMPTECH ACQUISITION CORPORATION, a New York corporation (the
          "Purchaser"), ABBEY, GARRETT & SETH, LTD., a New York corporation
           ---------
          (the "Company"), and all of the shareholders of the Company.
                -------

                                   R E C I T A L S
                                   - - - - - - - -


               1. The Company is in the business of systems integration and maintenance and software applications sales, training, development and consulting (which business as currently conducted is referred to as the "Business"). The Company conducts the
                                 --------
          Business under the name "Comptech Resources" (the "Acquired
                                                             --------
          Name").
          ----

               2. The shareholders of the Company (individually referred to as a "Shareholder" and collectively referred to as the
                   -----------
          "Shareholders") own an aggregate of 200 shares of the common
           ------------
          stock of the Company, no par value per share (the "Purchased
                                                             ---------
          Shares"), and the Purchased Shares represent all of the issued
          ------
          and outstanding capital stock of the Company. The Shareholders and the respective number of Purchased Shares owned by each Shareholder is set forth on Schedule A hereto.
                                      ----------

               3. The Shareholders desire to sell and transfer to the Purchaser, and Purchaser desires to purchase and acquire from the Shareholders, all of the Shareholders' right, title and interest in and to the Purchased Shares.

               4. In connection with the acquisition of the Purchased Shares, Paratech Resources, Inc., a New York corporation and the sole shareholder of the Purchaser ("Paratech"), will agree to
                                              --------
          engage each of Stuart Belloff ("Belloff") and Neeraj Rajpal as an
                                          -------
          employee and each of the foregoing will agree to serve as an employee, of Paratech, all in accordance with the terms and conditions set forth in employment agreements (the "Employment
                                                              ----------
          Agreements") in the form annexed hereto as Exhibit A-1 and
          ----------                                 -----------
          Exhibit A-2, respectively, to be entered into concurrent with the
          -----------
          execution hereof.

               5. In connection with the acquisition of the Purchased Shares, Alan Krinsky ("Krinsky", and, collectively with Belloff,
                                 -------
          the "Principal Shareholders") will agree not to compete with
               ----------------------
          Purchaser with respect to the "Restricted Business" (as therein defined) for a period of three (3) years following the date hereof and to not use the Acquired Name or any derivation thereof at any time after the date hereof, pursuant to the terms and conditions set forth in a noncompetition agreement (the "Noncompetition Agreement") in the form annexed hereto as Exhibit
           ------------------------                                 -------
          B to be entered into concurrent with the execution hereof.
          -

               6. In furtherance of the consummation of the acquisition of the Purchased Assets and the other transactions contemplated hereby (the "Contemplated Transactions"), the parties hereto
                       -------------------------
          desire to enter into this Agreement (certain capitalized terms used herein have the respective meanings set forth in Article
          VIII).

               NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties agree as follows:


                                      ARTICLE I

                        PURCHASE AND SALE OF PURCHASED SHARES

               SECTION 1.1  PURCHASED SHARES.  In reliance upon the
                            ----------------
          representations, warranties, covenants and agreements of the Shareholders and Principal Shareholders contained herein, on the date hereof, the Shareholders are assigning, transferring, selling, conveying and delivering to Purchaser, and Purchaser is purchasing and acquiring from the Shareholders, free and clear of all Liens, all of the Shareholders' right, title and interest in and to the Purchased Shares for an aggregate purchase price of $200,000 (the "Purchase Price"), the allocation of which is set
                         --------------
          forth on Schedule A hereto and made a part hereof.
                   ----------


                                      ARTICLE II

                            REPRESENTATIONS AND WARRANTIES
                            OF THE PRINCIPAL SHAREHOLDERS

               The Principal Shareholders, jointly and severally, represent and warrant to Purchaser, as of the date of this Agreement, that:

               SECTION 2.1  CORPORATE EXISTENCE AND POWER; STATUS OF
                            ----------------------------------------
          PURCHASED SHARES.  (a)  The Company is a corporation duly
          ----------------
          organized, validly existing and in good standing under the laws of the State of New York, and has all requisite powers and authority to own, lease and operate its properties and to conduct the Business as currently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, which jurisdictions are listed on
          Schedule 2.1, except for those jurisdictions where the failure to
          ------------
          be so qualified would not, individually or in the aggregate, have a material adverse effect on the Business, Assets, financial condition or results of operations of the Company (collectively, the "Condition of the Business").
               -------------------------

                    (b) The Company does not have any Subsidiaries and does not directly or indirectly own any interest or investment in any other person.

                    (c) As of the date of this Agreement, the only issued capital stock of the Company are the Purchased Shares. There are no outstanding options, warrants, commitments, agreements or any other rights of any character entitling any person other than Purchaser to acquire any of the capital stock or other interest in the Company.

               SECTION 2.2  CHARTER DOCUMENTS AND CORPORATE RECORDS.  (a)
                            ---------------------------------------
          The Company has heretofore delivered to Purchaser true and complete copies of the Articles of Incorporation and by-laws, or comparable instruments, of the Company as in effect on the date hereof. The stock and transfer books of the Company have been made available to Purchaser for its inspection and are true and complete. The Company has heretofore permitted Purchaser to inspect true and complete copies of the minutes of meetings (or written consents in lieu of meetings) of the board of directors (and all committees thereof) and shareholders of the Company. All actions taken by the board of directors (and all committees thereof) and shareholders of the Company are reflected in such minutes, written consents and other documentation.

                    (b) To the knowledge of the Principal Shareholders, all financial, business and accounting books, ledgers, accounts and official and other records relating to the Company and the Business have been properly and accurately kept and completed in all material respects, and there are no material inaccuracies or discrepancies contained or reflected therein.

               SECTION 2.3  FINANCIAL INFORMATION.  The Company has
                            ---------------------
          previously furnished to Purchaser true and complete copies of
          (i) the Company's audited financial statements at and for the year ended December 31, 1997 (the "December 1997 Statement"), and
                                             -----------------------
          (ii) the Company's unaudited financial statements at and for the years ended December 31, 1996 and 1995 and for the calendar quarter and six months ended June 30, 1998 (collectively, the "Interim Statements"). To the knowledge of the Principal
           ------------------
          Shareholders, the December 1997 Statement has been prepared in accordance with GAAP consistently applied as set forth in the notes thereto and was audited by the Company's accountants. To the knowledge of the Principal Shareholders, each of the December 1997 Statement and the Interim Statements accurately presents the financial position of the Company as of its date, and the Company's earnings and cash flow for the periods then ended. To the knowledge of the Principal Shareholders, the balance sheet contained in the December 1997 Statement fully sets forth all Assets and Liabilities of the Company existing as of its date which, under GAAP, should be set forth therein, and the statement of earnings contained therein sets forth the items of income and expense of the Company which should appear therein under GAAP.

               SECTION 2.4  LIABILITIES.  Except as and to the extent set
                            -----------
          forth on Schedule 2.4 reflected in the audited balance sheet of
                   ------------
          the Company (the "Latest Balance Sheet") in the December 1997
                            --------------------
          Statement (the "Latest Balance Sheet Date"), the Company did not
                          -------------------------
          have, as of the Latest Balance Sheet Date, any Liabilities or obligations other than Liabilities or obligations entered into in the ordinary course of the Business and consistent with past practices; and except as set forth on Schedule 2.4 hereto, the
                                                ------------
          Company has not incurred any Liabilities since the Latest Balance Sheet Date, except (i) current Liabilities for trade or business obligations incurred in connection with the purchase of goods or services or otherwise in the ordinary course of the Business and consistent with past practice, (ii) Liabilities in respect of borrowings under the Company's IBM Credit Corporation line of credit (the "IBMC Facility"), and (iii) liabilities under
                       -------------
          Contracts entered into in the ordinary course of the Business.

               SECTION 2.5  ABSENCE OF CERTAIN CHANGES.  Since the Latest
                            --------------------------
          Balance Sheet Date, except as set forth in this Agreement or in
          Schedule 2.5, the Company has conducted the Business in the
          ------------
          ordinary course consistent with past practices and there has not been:

                    (a) Any material adverse change in the Condition of the Business;

                    (b) Any transaction or Contract with respect to the purchase, acquisition, lease, disposition or transfer of any Assets or to any capital expenditure, in each case, other than in the ordinary course of the Business in accordance with past practice (either in a single or a series of related transactions), or creation of any Lien on any Asset;

                    (c) Any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of the Company;

                    (d) Any damage, destruction or other casualty loss (whether or not covered by insurance), condemnation or other taking materially and adversely affecting the Assets of the Company;

                    (e) Any change in any method of accounting or accounting practice by the Company;

                    (f) Any material increase in the compensation payable or to become payable to any officer, shareholder, director, consultant, agent, sales representative or full-time employee of the Company, or any alteration in the benefits payable to any thereof other than pursuant to this Agreement or the transactions or agreements contemplated hereby;

                    (g) Any material adverse change in the relationships of the Company with its material suppliers, vendors or customers;

                    (h) Except for any changes made in the ordinary course of the Business, any material change in any of the Company's business policies, including advertising, marketing, pricing, purchasing, personnel, returns or budget policies;

                    (i) Except in the ordinary course of the Business, consistent with past practice, any payment, directly or indirectly, of any Liability before it became due in accordance with its terms; or

                    (j) Any material modification, termination, amendment or other alteration or change in the terms or provisions of any material Contract.

               SECTION 2.6  PROPERTIES; TITLE.  (a)  The Company does not
                            -----------------
          own, directly or indirectly, an interest in any real property.
          Schedule 2.6A sets forth a complete list and general description
          -------------
          of all real property and buildings and structures leased by the Company (the "Real Property Leases"). True and correct copies of
                        --------------------
          the Real Property Leases have been delivered to the Purchaser. The Real Property Leases are in full force and effect and neither party to such lease is in default.

                    (b) The Company has good, valid, legal and beneficial title to (or valid leasehold interest in) all of its Assets and is the lawful owner of its Assets, free and clear of all Liens, except those listed on Schedule 2.6B hereto. The machinery (if
                                 -------------
          any), equipment and other tangible personal property constituting the Assets (whether owned or leased) are in working condition (subject to normal wear and tear). Except as set forth on
          Schedule 2.6.B, there are no outstanding options, warrants,
          --------------
          commitments, agreements or any other rights of any character, entitling any person other than Purchaser to acquire any interest in all, or any part of, the Assets, except for purchase orders in the ordinary course of the Business entitling customers to purchase items of Inventory in accordance with the terms thereof.

               SECTION 2.7  CONTRACTS.  Schedule 2.7 lists all Contracts,
                            ---------   ------------
          arrangements and agreements, written or oral, of the following types to which the Company is a party or by which the Company, the Business or any of the Assets is bound as of the date hereof:

                    (a) mortgages, indentures, guarantees, security agreements, installment obligations and other agreements and instruments relating to the borrowing of money or extension of credit;

                    (b) employment, consulting and agency agreements and collective bargaining agreements;

                    (c) sales agency, manufacturer's representative or distributorship agreements;

                    (d) agreements, orders or commitments for the purchase by the Company of raw materials, supplies or finished products exceeding $10,000;

                    (e) agreements, orders or commitments for the sale by the Company of Inventory or services of the Business or Assets exceeding $10,000;

                    (f) licenses of patents, trademarks, copyrights and other intangible property rights, other than "shrink wrap" license and intellectual property rights passed through to end-users from manufacturers or distributors;

                    (g) all capitalized leases and each lease of personal property in excess of $10,000;

                    (h) joint venture agreements and shareholders' agreements;

                    (i) agreements limiting the freedom of the Company or its officers and employees to compete in any line of business similar to the Business; and

                    (j) other agreements, contracts and commitments material to the Business, or which in any case involve payments or receipts of more than $10,000 or which may not be canceled on no more than thirty (30) days' notice without penalty or premium.

               The Contracts are valid, in full force and effect and binding upon the Company, and, to the knowledge of the Principal Shareholders, the other parties thereto in accordance with their terms. The Company is not in material default (or alleged material default) under any such Contract, nor, to the knowledge of the Principal Shareholders, is any other party thereto in material default thereunder, nor to the knowledge of the Principal Shareholders does any condition exist that with notice or the lapse of time or both would constitute a material default (or give rise to a termination right) thereunder. To the Principal Shareholders' knowledge, none of the other parties to any such Contract intends to terminate or alter the provisions thereof by reason of the Contemplated Transactions or otherwise. Since the Latest Balance Sheet Date, except as set forth on
          Schedule 2.7, the Company has not waived any right under any
          ------------
          Contract, amended or extended any Contract or received notice of termination with respect to any such Contract in each case which would have a material adverse effect on the Condition of the Business. The Company has not received written or oral notice of cancellation or termination of any oral Contract. The Company has heretofore delivered to Purchaser true, correct and complete copies of all of the written Contracts and summaries of the material provisions of all material oral Contracts.

               SECTION 2.8  CLAIMS AND PROCEEDINGS.  Except as set forth on
                            ----------------------
          Schedule 2.8, there are no outstanding Orders of any Governmental
          ------------
          Body against or involving the Company, the Assets or the Business. To the Principal Shareholders' knowledge, except as set forth on Schedule 2.8, there are no actions, suits, claims or
                       ------------
          counterclaims or legal, administrative or arbitral proceedings or investigations (collectively, "Claims") (whether or not the
                                         ------
          defense thereof or Liabilities in respect thereof that are covered by insurance), pending or, to the Principal Shareholders' knowledge, threatened on the date hereof, against or involving the Company, any of the Assets or the Business. Schedule 2.8
                                                           ------------
          also indicates those Claims the defense thereof or Liabilities in respect thereof that are covered by insurance. Except as provided in Schedule 2.8, there is no fact, event or circumstance
                      ------------
          known to the Principal Shareholders that would give rise to any Claim that, if pending or threatened would, in the Principal Shareholders' reasonable judgment, have an adverse effect on the Condition of the Business. All notices required to have been given to any insurance company listed as insuring against any Claim set forth on Schedule 2.8 have been timely and duly given
                             ------------
          and, except as set forth on Schedule 2.8, no insurance company
                                      ------------
          has asserted that such Claim is not covered by the applicable policy relating to such Claim. There are no Claims pending or, to the knowledge of the Principal Shareholders, threatened that would give rise to any right of indemnification on the part of any director, officer, employee or agent of the Company or the heirs, executors or administrators of such director, officer, employee or agent, against the Company.

               SECTION 2.9  TAXES.  (a)  Except as set forth in Schedule
                            -----                               --------
          2.9:
          ---
                         (i) the Company has timely filed all Tax Returns required to be filed by it for all taxable periods ending on or before the date hereof and all such Tax Returns are correct and complete in all material respect;

                         (ii) the Company has paid when due to the appropriate Tax Authority or has established, in accordance with GAAP and consistent with past practice, accruals that are reflected on the Latest Balance Sheet for the payment of, all Taxes imposed on the Company or for which the Company is or could be liable, whether to taxing authorities or to other persons (pursuant to a tax sharing agreement or otherwise) for all taxable periods ending before the date hereof;

                         (iii) no extension of time has been requested or granted for the Company to file any Tax Return that has not yet been filed or to pay any Tax that has not yet been paid;

                         (iv) there are no Tax Liens on or pending against the Company or any of its properties;

                         (v) the Company has complied with all applicable laws, rules and regulations relating to the withholding of Taxes and has timely withheld all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor or shareholder;

                         (vi) none of the Assets of the Company is property that it is required to treat as being owned by any other person pursuant to the "safe harbor lease" provisions of former Section 168(f)(8) of the Code;

                         (vii)     none of the Assets of the Company
          directly or indirectly secures any debt the interest on which is tax-exempt under Section 103(a) of the Code; and

                         (viii) none of the Assets of the Company is "tax-exempt use property" within the meaning of Section 168(h) of the Code.

                    (b) Except for Taxes which may result from the execution of this Agreement or the consummation of the Contemplated Transactions, the Company has collected and remitted to the appropriate Tax Authority all sales and use or similar Taxes required to have been collected on or prior to the date hereof, including any interest and any penalty, addition to tax or additional amount unpaid, and have been furnished properly completed exemption certificates for all exempt transactions.
          The Company has collected and remitted if due to the appropriate Tax Authority all withholding, payroll, employment, property, customs duty, fee, assessment or charge of any kind whatsoever (including but not limited to Taxes assessed to real property and water and sewer rents relating thereto), including any interest and any penalty, addition to tax or additional amount unpaid.

               SECTION 2.10  EMPLOYEE BENEFIT PLANS.  (a)  To the knowledge
                             ----------------------
          of the Principal Shareholders, except as set forth on Schedule
                                                                --------
          2.10, neither the Company nor any other member of the Controlled
          ----
          Group (as defined herein) (x) has at any time maintained, contributed to or participated in, (y) has or had at any time any obligation to maintain, contribute to or participate in, or (z) has any liability or contingent liability, direct or indirect, with respect to any, employee benefit plan (within the meaning of
          Section 3(3) of ERISA), oral or written retirement or deferred compensation plan, incentive compensation plan, stock option plan, consulting agreement, leased or temporary employee agreement, unemployment compensation plan, vacation pay plan, severance plan, bonus plan, stock compensation plan, cafeteria or flexible spending account plan or any other type or form of employee-related (or independent contractor-related) arrangement, program, policy, plan or agreement covering any current or former employee of the Company. For purposes of this Agreement, the term "Controlled Group" shall refer to the Company and each other
                ----------------
          corporation or other entity under common control with the Company (pursuant to the provisions of Sections 414(b), (c), (m) or (o) of the Code) at any time during the sixty (60) month period ending on the date hereof.

                    (b) To the knowledge of the Principal Shareholders, with respect to each plan, program, arrangement, agreement or policy included, or required to be included, in Schedule 2.10
                                                          -------------
          (the "Benefit Plans") (i) there has been no violation of any
                -------------
          applicable provision of ERISA; (ii) each Benefit Plan intended to qualify under Section 401(a) of the Code or for any other tax-exempt or tax-favored status under the Code so qualifies and has received a favorable determination letter, opinion or notification, as applicable, as to its qualification under the Code, and no event has occurred that will or could be expected to give rise to disqualification or loss of tax-exempt status of any such plan or related trust; (iii) neither the Company nor any other member of the Controlled Group is subject to any outstanding or potential liability or obligation, direct or indirect, relating to any such Benefit Plan; and (iv) there are no actual or potential claims or actions (other than claims for benefits in the normal course) relating to any such Benefit Plan.

               SECTION 2.11  COMPLIANCE WITH LAWS.  To the Principal
                             --------------------
          Shareholders' knowledge, the Company is not in violation of any order, judgment, injunction, award, citation, decree, consent decree or writ (collectively, "Orders"), or any law, statute,
                                         ------
          code, ordinance, rule, regulation or other requirement (collectively, "Laws"), of any government or political
                          ----
          subdivision thereof, whether federal, state, local or foreign, or any agency or instrumentality of any such government or political subdivision, or any court or arbitrator (collectively, "Governmental Bodies") affecting the Assets or the Business,
           -------------------
          except as disclosed on Schedule 2.11.  The Company is not in
                                 -------------
          violation of any Environmental Laws.

               SECTION 2.12  PERMITS.  To the Principal Shareholders'
                             -------
          knowledge, the Company has obtained all material licenses, permits, certificates, certificates of occupancy, orders, authorizations and approvals of (collectively, "Permits") and all
                                                          -------
          Environmental Permits, and has made all material required registrations and filings with, any Governmental Body that are required for the conduct of the Business. To the Principal Shareholders' knowledge, all material Permits and Environmental Permits that are required for the conduct of the Business are listed on Schedule 2.12 and are in full force and effect; no
                    -------------
          violations, except as reflected on Schedule 2.12, are or have
                                             -------------
          been recorded in respect of any material Permit; and no proceeding is pending or threatened to revoke or limit any material Permit. Except as listed on Schedule 2.12, no material
                                                -------------
          Permit will terminate by reason of the Contemplated Transactions.


               SECTION 2.13  DEPOSITARIES; POWERS OF ATTORNEY, ETC.
                             --------------------------------------
          Schedule 2.13 sets forth (i) the name of each bank or similar
          -------------
          entity in which the Company has an account, lock box or safe deposit box and the names of all persons authorized to draw thereon or to have access thereto, and (ii) the name of each person holding a general or special power of attorney from the Company.

               SECTION 2.14  NO CONFLICTS; CONSENTS.  Except as set forth
                             ----------------------
          on Schedule 2.14 (the "Required Consents"), neither the
             -------------       -----------------
          execution, delivery and performance by the Shareholders of this Agreement and each other Transaction Document to which they are a party, nor the consummation of the Contemplated Transactions (i) violates any provision of the Certificate of Incorporation or by-laws (or comparable instruments) of the Company; (ii) requires the Company or any Shareholder to obtain any consent, approval, Permit or action of or waiver from, or make any filing with, or give any notice to, any Governmental Body (as defined herein) or any other person (which consent, approval, Permit or waiver has not been obtained); (iii) violates, conflicts with or results in a breach or default under (after the giving of notice or the passage of time or both), or permits the termination of, any material Contract, right, other obligation or restriction relating to or which materially adversely affects the Company, the Business or the Assets to which the Company is a party or by which the Company, the Business or Assets may be bound or subject, or results in the creation of any Lien upon any of the Assets pursuant to the terms of any such Contract; (iv) to the Principal Shareholders' knowledge, violates any Law or Order (as defined herein) of any Governmental Body against, or binding upon, the Company, any Shareholder or upon the Assets or the Business; or (v) violates or results in the revocation or suspension of any material Permit.

               SECTION 2.15  AUTHORITY RELATIVE TO THIS AGREEMENT.  The
                             ------------------------------------
          Company has full power and authority to execute and deliver this Agreement and each other Transaction Document to which it is a party and to consummate the Contemplated Transactions. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, and the consummation by it of the Contemplated Transactions, have been duly and validly authorized and approved by the Company's board of directors and shareholders, and no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery by the Company of this Agreement or the other Transaction Documents to which the Company is a party or the consummation of the Contemplated Transactions. This Agreement and the other Transaction Documents to which the Company is a party have been duly and validly executed and delivered by the Company, and (assuming the valid execution and delivery thereof by the other parties thereto) constitute the legal, valid and binding agreements of the Company, enforceable against the Company, in accordance with their respective terms, except as such obligations and their enforceability may be limited by applicable bankruptcy and other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought (whether at law or in equity).

               SECTION 2.16  DISCLOSURE.  Neither this Agreement, the
                             ----------
          Schedules hereto, nor any audited or unaudited financial statements, documents or certificates furnished to Purchaser or any of its representatives or Affiliates by or on behalf of the Shareholders or the Company pursuant to this Agreement or in connection with the Contemplated Transactions contains any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. All representations and warranties made by the Principal Shareholders will be deemed to have been relied on by Purchaser (notwithstanding any investigation by Purchaser).


                                     ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

               Each Shareholder, in his or her own behalf and on a several basis, represents to the Purchaser, as of the date of this Agreement, that:

               SECTION 3.1  TITLE TO PURCHASED SHARES.  Each Shareholder
                            -------------------------
          owns and holds good, valid, legal and beneficial title to those Purchased Shares being sold by such Shareholder as set forth opposite such Shareholder's name on Schedule A hereto, free and
                                              ----------
          clear of any Lien of any kind.

               SECTION 3.2  AUTHORITY RELATIVE TO THIS AGREEMENT.  Each
                            ------------------------------------
          Shareholder has full power, capacity and authority to execute and deliver this Agreement on behalf of himself or herself and each other Transaction Document to which he or she is a party and to consummate the Contemplated Transactions. No other proceedings on the part of the Shareholders (or any other person) are necessary to authorize the execution and delivery by the Shareholders of this Agreement or the other Transaction Documents to which he or she is a party or the consummation of the Contemplated Transactions. This Agreement and the other Transaction Documents to which each Shareholder is a party have been duly and validly executed and delivered by the Shareholders and (assuming the valid execution and delivery thereof by the other parties thereto) constitute the legal, valid and binding agreements of the Shareholders, enforceable against the Shareholders in accordance with their respective terms, except as such obligations and their enforceability may be limited by applicable bankruptcy and other similar Laws (as defined herein) affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought (whether at law or in equity).

                                      ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF PURCHASER

               Purchaser represents and warrants to each of the Shareholders, as of the date of this Agreement, that:

               SECTION 4.1  AUTHORITY RELATIVE TO THIS AGREEMENT.
                            ------------------------------------
          Purchaser has full power and authority to execute and deliver this Agreement and each other Transaction Document to which it is a party and to consummate the Contemplated Transactions. The execution, delivery and performance by Purchaser of this Agreement and the other Transaction Documents to which it is a party and the consummation by it of the Contemplated Transactions have been duly and validly authorized and approved by Purchaser's board of directors, and no other corporate proceedings on the part of Purchaser are necessary to authorize the execution and delivery by Purchaser of this Agreement or the other Transaction Documents to which Purchaser is a party or the consummation of the Contemplated Transactions to which Purchaser is a party.
          This Agreement has been duly and validly executed and delivered by Purchaser and (assuming the valid execution and delivery of this Agreement by the other parties hereto) constitutes the legal, valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms, except as such obligations and their enforceability may be limited by applicable bankruptcy and other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought (whether at law or in equity).

               SECTION 4.2  NO CONFLICTS; CONSENTS.  Neither the execution,
                            ----------------------
          delivery and performance by Purchaser of this Agreement and each other Transaction Document to which its is a party nor the consummation of the Contemplated Transactions to which Purchaser is a party (i) violates any provision of the Certificate of Incorporation or by-laws of Purchaser; (ii) requires Purchaser to obtain any consent, approval or action of or waiver from, or make any filing with, or give any notice to, any Governmental Body or any other person; (iii) violates, conflicts with or results in the breach or default under (after the giving of notice or the passage of time), or permits the termination of, any material Contract to which Purchaser is a party or by which it or any of its respective assets may be bound or subject; or (iv) violates any Law or Order of any Governmental Body against, or binding upon, Purchaser or upon its respective assets or businesses.

               SECTION 4.3  CORPORATE EXISTENCE AND POWER.  Purchaser is a
                            -----------------------------
          corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite powers and all material Permits required to own, lease and operate its properties and to conduct its business as currently conducted. Purchaser is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by Purchaser or the nature of its activities makes such qualification necessary, except for those jurisdictions where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, assets, financial condition or the results of operations of Purchaser.


                                      ARTICLE V

                      DOCUMENTS AND INSTRUMENTS BEING DELIVERED

               SECTION 5.1  DOCUMENTS DELIVERED BY PURCHASER.  On the date
                            --------------------------------
          hereof, the Purchaser is delivering the following:

                    (a)  Employment Agreements.  The executed Employment
                         ---------------------
          Agreements.

                    (b)  Purchase Price.  The Purchase Price is being paid
                         --------------
          by certified or bank check pro rata to each Shareholder.

                    (c)  Closing Certificate.   A certificate, dated the
                         -------------------
          Closing Date, of the Secretary or Assistant Secretary of Purchaser certifying that attached or appended to such certificate (A) is a true and correct copy of its Articles of Incorporation and all amendments if any thereto as of the date hereof; (B) is a true and correct copy of its by-laws as of the date thereof; (C) is a true copy of all corporate actions taken by it, including resolutions of its board of directors authorizing the consummation of the Contemplated Transactions and the execution, delivery and performance of this Agreement and each other Transaction Document to be delivered by Purchaser pursuant hereto; and (D) are the names and signatures of its duly elected or appointed officers who are authorized to execute and deliver this Agreement, the Transaction Documents to which Purchaser is a party and any certificate, document or other instrument in connection herewith.

                    (d)  Evidence satisfactory to the Principal
          Shareholders that the Purchaser and/or one or more of its Affiliates has assumed all obligations under (i) the IBMC Facility (and delivered releases from IBMC of any personal guarantees of the Shareholders (or other persons) under the IBMC Facility), and (ii) that certain real property lease relating to the Company's offices at 100 Quentin Roosevelt Boulevard, Suite 511, Garden City, New York.

               SECTION 5.2  DOCUMENTS DELIVERED BY SHAREHOLDERS.  On the
                            -----------------------------------
          date hereof, the Shareholders are delivering the stock certificates representing the Purchased Shares duly endorsed in blank or accompanied by duly and properly executed stock powers with all required transfer taxes.

               SECTION 5.3  DOCUMENTS DELIVERED BY THE COMPANY.  On the
                            ----------------------------------
          date hereof, the Company is delivering the following:

                    (a)  Closing Certificate.  A certificate, dated the
                         -------------------
          Closing Date, of the Secretary or Assistant Secretary of the Company certifying that attached or appended to such certificate
          (A) is a true and correct copy of the Articles of Incorporation and all amendments if any thereto as of the date hereof; (B) is a true and correct copy of its by-laws as of the date hereof;
          (C) is a true copy of all corporate actions taken by the board of directors and the shareholders of the Company (which actions shall have been taken prior to the date of entering into this Agreement) to authorize the Contemplated Transactions; and (D) are the names and signatures of the duly elected or appointed officers of the Company who are authorized to execute and deliver this Agreement, the Transaction Documents to which the Company is a party and any certificate, document or other instrument in connection herewith;

                    (b)  Consents.  True, correct and complete copies of
                         --------
          all Required Consents.

                    (c)  Resignations.  The resignations, dated on or
                         ------------
          before the date hereof, of all officers and directors of the Company.

                    (d)  Assets.  Possession and control of the Assets.
                         ------

                    (e)  Noncompetition Agreement.  The executed
                         ------------------------
          Noncompetition Agreement.

                    (f)  Good Standing Certificates.  Good standing
                         --------------------------
          certificates for the Company from the Secretary of State of the State of New York and each of the jurisdictions identified on
          Schedule 2.1 in which the Company is qualified to do business as
          ------------
           a foreign corporation.

                    (g)  Books and Records.  All books and records relating
                         -----------------
          to the Business or the Company.

                    (h)  General Releases.  General Releases from each of
                         ----------------
          the Shareholders, substantially in the form annexed hereto as
          Exhibit C.
          ---------

                                      ARTICLE VI

                                   INDEMNIFICATION

               SECTION 6.1  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.
                            ------------------------------------------
          (a) Notwithstanding any right of Purchaser fully to investigate the affairs of the Company and any knowledge of facts determined or determinable by Purchaser pursuant to such investigation or right of investigation, Purchaser each has the right to rely fully upon the representations, warranties, covenants and agreements of the Principal Shareholders and the Shareholders contained in this Agreement, or listed or disclosed on any Schedule hereto or in any instrument delivered in connection with or pursuant to any of the foregoing. The representations and warranties made by (A) the Shareholders in Section 3.2 with
                                                     -----------
          respect to due authority and Section 3.1 with respect to title to
                                       -----------
          the Purchased Shares, and (B) by the Company in Section 2.15 with
                                                          ------------
          respect to due authority shall survive the execution and delivery of this Agreement and the closing hereunder. No other representations or warranties shall survive the Closing of the transactions contemplated hereunder.

                    (b) The representations and warranties made by the Purchaser in Section 4.1 with respect to due authority, shall
                       -----------
          survive the execution and delivery of this Agreement and the closing hereunder.

               SECTION 6.2  OBLIGATION OF THE SHAREHOLDERS TO INDEMNIFY;
                            -------------------------------------------
          SPECIAL INDEMNITY OF PRINCIPAL SHAREHOLDERS.  (a)  The
          -------------------------------------------
          Shareholders, on a several basis, hereby agree to indemnify, defend and hold harmless Purchaser (and its directors, officers, employees, Affiliates, successors, assigns and representatives) from and against all Claims, losses, liabilities, damages, deficiencies, judgments, settlements, costs of investigation or other expenses (including interest, penalties and reasonable attorneys' fees and disbursements and expenses incurred in enforcing this indemnification or in any litigation between the parties or with third parties) suffered or incurred by Purchaser or any of the foregoing persons arising out of any breach of the representations and warranties in Article III hereof
                                            -----------
          (collectively, "Losses" or, individually, a "Loss"); provided,
                          ------                       ----    --------
          however, that any payments required under this Article VI shall
          -------                                        ----------
          in no event exceed the allocable share of the Purchase Price attributable to each Shareholder as set forth on Schedule A
                                                           ----------
          hereto (regardless of whether the Shareholder actually receives such allocable share).

                    (b) The Principal Shareholders acknowledge that the Company has previously entered into a Stock Purchase Agreement with Infotex, Holdings, Ltd. ("Infotex"), under which and subject
                                         -------
          to the terms thereof the Company proposed being acquired by Infotex. Under the terms of such Stock Purchase Agreement, Infotex deposited $100,000 as partial performance thereunder, which deposit, the Principal Shareholders represent and warrant, has been forfeited to the Shareholders. The Principal Shareholders, on a joint and several basis, hereby agree to indemnify, defend and hold harmless Purchaser (and its directors, officers, employees, Affiliates, successors, assigns and representatives) from and against all Losses relating to or arising under, directly or indirectly, the Infotex Stock Purchase Agreement, the retention by the Shareholders of the aforementioned $100,000 deposit, any other agreement (written or oral) between Infotex and the Company and/or any of its shareholders or in any way pertaining in whatsoever manner to Infotex Stock Purchase Agreement or the transactions contemplated thereby.

               SECTION 6.3  OBLIGATION OF PURCHASER TO INDEMNIFY.
                            ------------------------------------
          Purchaser hereby agrees to indemnify, defend and hold harmless each of the Shareholders (and their respective directors, officers, employees, Affiliates, successors, heirs, assigns and Representatives) from and against any Losses suffered by the Shareholders or any of the foregoing arising out of any breach of the representations and warranties of Purchaser or of the covenants and agreements of Purchaser contained in this Agreement or in the Schedules or any Transaction Documents.

               SECTION 6.4  NOTICE AND OPPORTUNITY TO DEFEND THIRD PARTY
                            --------------------------------------------
          CLAIMS.  (a)  Promptly after receipt by any party hereto (the
          ------
          "Indemnitee") of notice of any demand, claim, circumstance which
           ----------
          would or might give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an "Asserted Liability") that may result in a
                             ------------------
          Loss, the Indemnitee shall give prompt notice thereof (the "Claims Notice") to the party or parties obligated to provide
           -------------
          indemnification pursuant to Section 6.2 or 6.3 (the "Indemnifying
                                      -----------    ---       ------------
          Party").  The Claims Notice shall describe the Asserted Liability
          -----
          in reasonable detail and shall indicate the amount (estimated, if necessary, and to the extent feasible) of the Loss that has been or may be suffered by the Indemnitee.

                    (b) The Indemnifying Party may elect to defend, at its own expense and with its own counsel, any Asserted Liability, unless (i) the Asserted Liability seeks an Order, injunction or other equitable or declaratory relief against the Indemnitee, or
          (ii) the Indemnitee shall, upon the written advice of counsel, have reasonably concluded that (x) there is a conflict of interest between the Indemnitee and the Indemnifying Party in the conduct of such defense, or (y) the Indemnitee shall have one or more defenses not available to the Indemnifying Party. If the Indemnifying Party elects to defend such Asserted Liability, it shall within thirty (30) days (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so and the reasons therefor, and the Indemnitee shall cooperate, at the expense of the Indemnifying Party, in the defense of such Asserted Liability. If the Indemnifying Party elects not to defend the Asserted Liability, is not permitted to defend the Asserted Liability by reason of the first sentence of this Section 6.4(b), fails to notify the Indemnitee of its
               --------------
          election as herein provided or contests its obligation to indemnify under this Agreement with respect to such Asserted Liability, the Indemnitee may pay, compromise or defend such Asserted Liability at the sole cost and expense of the Indemnifying Party, unless a court of competent jurisdiction shall determine otherwise. Notwithstanding the foregoing, neither the Indemnifying Party nor the Indemnitee may settle or compromise any claim over the reasonable written objection of the other, provided that the Indemnitee may settle or compromise any
                 --------
          claim as to which the Indemnifying Party has failed to notify the Indemnitee of its election as herein provided or is contesting its indemnification obligations hereunder. In any event, the Indemnitee and the Indemnifying Party may participate, at their own expense, in the defense of such Asserted Liability. If the Indemnifying Party chooses to defend any Asserted Liability, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense. Any expenses of any Indemnitee for which indemnification is available hereunder shall be paid upon written demand therefor.

               SECTION 6.5  Payment of Indemnification Amount.  Any payment
                            ---------------------------------
          pursuant to this Article VI shall be made not later than thirty
          (30) days after receipt by the Indemnifying Party of written notice from the Indemnitee stating that a Final Determination of any Loss has occurred, and the amount thereof and of the indemnity payment requested.


                                     ARTICLE VII

                                    MISCELLANEOUS

               SECTION 7.1  NOTICES.  (a)  Any notice or other
                            -------
          communication required or permitted hereunder shall be in writing and shall be delivered personally by hand or by recognized overnight courier, telecopied or mailed (by registered or certified mail, postage prepaid) as follows:

                      (i)    If to Purchaser, one copy to:

                             Paramount Financial Corporation
                             One Jericho Plaza
                             Jericho, New York 11753
                             Telecopier:  (516) 938-3995
                             Attention:  Glenn Nortman, Chief Executive
                                         Officer

                             with a simultaneous copy to:

                             Thelen Reid & Priest LLP
                             40 West 57th Street
                             New York, New York 10019
                             Telecopier:  (212) 603-2001
                             Attention:  Danal F. Abrams, Esq.

                     (ii)    If to the Shareholders, one copy to:

                             Comptech Resources
                             100 Quentin Roosevelt Blvd.
                             Garden City, New York 11530
                             Telecopier:  (516) 794-8089
                             Attention:  Stuart A. Belloff


                             with a simultaneous copy to:

                             Proskauer Rose LLP
                             1585 Broadway
                             New York, New York 10036-8299
                             Telecopier:  (212) 969-2900
                             Attention:  Neil S. Belloff, Esq.

                    (b) Each such notice or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in Section 7.1(a)
                                                            --------------
          (with confirmation of such transmission), or (ii) when delivered at the address specified in Section 7.1(a). Any party by notice
                                      --------------
          given in accordance with this Section 7.1 to the other party may designate another address or person for receipt of notices hereunder. Notices by a party may be given by counsel to such party.

               SECTION 7.2  ENTIRE AGREEMENT.  This Agreement (including
                            ----------------
          the Schedules and Exhibits hereto) and the collateral agreements executed in connection with the consummation of the Contemplated Transactions contain the entire agreement between the parties with respect to the subject matter hereof and related transactions and supersede all prior agreements, written or oral, with respect thereto.

               SECTION 7.3  WAIVERS AND AMENDMENTS; NON-CONTRACTUAL
                            ---------------------------------------
          REMEDIES; PRESERVATION OF REMEDIES.  This Agreement may be
          ----------------------------------
          amended, superseded, canceled, renewed or extended only by a written instrument signed by the parties hereto. The provisions hereof may be waived in writing by the parties hereto. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. Except as otherwise provided herein, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

               SECTION 7.4  GOVERNING LAW.  This Agreement shall be
                            -------------
          governed and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the conflict of laws rules thereof.

               SECTION 7.5  ARBITRATION.  The parties hereto irrevocably
                            -----------
          agree that any dispute arising out of this Agreement shall be adjudicated in Nassau County, in the State of New York, before a single arbitrator of the American Arbitration Association applying Commercial Arbitration rules.

               SECTION 7.6  BINDING EFFECT; NO ASSIGNMENT.  This Agreement
                            -----------------------------
          and all of its provisions, rights and obligations shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs and legal representatives. This Agreement may not be assigned (including by operation of
          Law) by a party without the express written consent of Purchaser (in the case of assignment by the Shareholders) or the Shareholders (in the case of assignment by Purchaser) and any purported assignment, unless so consented to, shall be void and without effect; provided, that the benefits hereunder (but not
                          --------
          the obligations) of Purchaser may be assigned by Purchaser. Except to the extent so assigned, nothing herein express or implied is intended or shall be construed to confer upon or to give anyone other than the parties hereto and their respective heirs, legal representatives and successors any rights or benefits under or by reason of this Agreement and no other party shall have any right to enforce any of the provisions of this Agreement.

               SECTION 7.7  EXHIBITS.  All Exhibits and Schedules attached
                            --------
          hereto are hereby incorporated by reference into, and made a part of, this Agreement.

               SECTION 7.8  SEVERABILITY.  If any provision of this
                            ------------
          Agreement for any reason shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such illegal, invalid or unenforceable provision had never been included herein.

               SECTION 7.9  COUNTERPARTS.  The Agreement may be executed in
                            ------------
          any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

               SECTION 7.10  EXPENSES.  Except as otherwise specifically
                             --------
          provided in this Agreement, the parties hereto shall bear their respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the Contemplated Transactions, including, without limitation, all fees and expenses of their respective representatives.

               SECTION 7.11  FURTHER ASSURANCES.  The Shareholders hereby
                             ------------------
          agree, without further consideration, to execute and deliver at or following the date hereof such instruments of transfer and take such other action as the other parties may reasonably request in order to put Purchaser in possession of, and to vest in Purchaser, good, valid and unencumbered title to the Purchased Shares or the Assets in accordance with this Agreement and to otherwise give effect to the Contemplated Transactions.


                                     ARTICLE VIII

                                     DEFINITIONS

               SECTION 8.1  DEFINITIONS.  (a)  The following terms, as used
                            -----------
          herein, have the following meanings:

               "Affiliate" of any person means any other person directly or
                ---------
           indirectly through one or more intermediary persons, controlling, controlled by or under common control with such person.

               "Agreement" or "this Agreement" means, and the words
                ---------      --------------
          "herein", "hereof" and "hereunder" and words of similar import
           ------    ------       ---------
          refers to, this agreement as it from time to time may be amended.

               "Assets" means properties, rights, interests and assets of
                ------
          every kind, real, personal or mixed, tangible and intangible, used or usable in the Business.

               The term "audit" or "audited" when used in regard to
                         -----      -------
          financial statements means an examination of the financial statements by a firm of independent certified public accountants in accordance with generally accepted auditing standards for the purpose of expressing an opinion thereon.

               "Certificate of Incorporation" means, in the case of any
                ----------------------------
          corporation, the certificate of incorporation, articles of incorporation or charter of a corporation, howsoever denominated under the laws of the jurisdiction of its incorporation.

               "Contract" means any contract, agreement, indenture, note,
                --------
          bond, lease, conditional sale contract, mortgage, license, franchise, instrument, commitment or other binding arrangement, whether written or oral, which involves an amount in excess of $10,000.00.

               "Code" means the Internal Revenue Code of 1986, as amended.
                ----

               The term "control", with respect to any person, means the
                         -------
          power to direct the management and policies of such person, directly or indirectly, by or through stock ownership, agency or otherwise, or pursuant to or in connection with an agreement, arrangement or understanding (written or oral) with one or more other persons by or through stock ownership, agency or otherwise; and the terms "controlling" and "controlled" have meanings
                         -----------       ----------
          correlative to the foregoing.

               "Environmental Laws" means any and all Laws, Orders,
                ------------------
          Permits, agreements or any other requirement or restriction promulgated, imposed, enacted or issued by any federal, state, local and/or foreign Governmental Bodies relating to human health or the environment, including the emission, discharge or Release of pollutants, contaminants, Hazardous Substances or wastes into the environment (which includes, without limitation, ambient air, surface water, ground water, or land), and the remediation thereof, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof, including without limitation, the Clean Air Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Emergency Planning and Community Right To Know Act, the Federal Water Pollution Control Act, the Oil Pollution Act of 1990, the Pollution Prevention Act of 1990, the Resource Conservation and Recovery Act, the Safe Drinking Water Act, the Endangered Species Act, the Toxic Substances Control Act, each as amended, and any state or local counterparts thereof.

               "Environmental Permits" with respect to the Company means
                ---------------------
          those Permits required to be obtained by the Company under Environmental Laws in connection with the Business or the use and operation of the Assets owned or leased by them.

               "ERISA" means the Employee Retirement Income Security Act of
                -----
          1974, as amended.

               "Final Determination" means (i) with respect to United
                -------------------
          States federal income Taxes, a "determination" as defined in
          Section 1313(a) of the Code or execution of an Internal Revenue Service Form 870AD; (ii) with respect to Taxes other than United States federal income Taxes, any final determination of liability in respect of a Tax provided for under applicable Law, provided,
                                                                 --------
          however, that if the meaning of "Final Determination" under
          -------
          foreign, state or local law is unclear, "Final Determination" shall mean the expiration of the statute of limitations for claiming a refund or asserting a deficiency, whichever is later, with respect to the payment of Taxes in question; and (iii) any final determination of liability in respect of a Loss provided for under applicable law.

               "GAAP" means generally accepted accounting principles in
                ----
          effect on the date hereof as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States.

               "Hazardous Substances" means any dangerous, toxic,
                --------------------
          radioactive, caustic or otherwise hazardous material, pollutant, contaminant, chemical, waste or substance defined, listed or described as any of such in or governed by any Environmental Law, including but not limited to, urea-formaldehyde, polychlorinated biphenyls, asbestos or asbestos-containing materials, radon, explosives, known carcinogens, petroleum and its derivatives, petroleum products, or any substance which might cause any injury to human health or safety or to the environment or might subject the owner or operator of real property owned, leased or controlled by the Company (both currently or ever in the present) to any Regulatory Actions or Claims.

               "Inventory" means, as of any date, collectively, all
                ---------
          inventories of merchandise and other products owned by the Company and held for resale or for distribution, together with packaging and samples thereof, operating supplies and spare or maintenance parts owned by the Company as of such date.

               "IRS" means the Internal Revenue Service.
                ---

               The term "knowledge" with respect to (a) any individual
                         ---------
          means actual knowledge, and (b) any corporation means the actual knowledge of the directors or the officers of such corporation; and "knows" has a correlative meaning.
               -----

               "Liability" means any direct or indirect indebtedness,
                ---------
          liability, assessment, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, actual or potential, contingent or otherwise (including any liability under any guaranties, letters of credit, performance credits or with respect to insurance loss accruals).

               "Lien" means, with respect to any Asset, any mortgage, lien
                ----
          (including mechanics, warehousemen, laborers and landlords liens), claim, pledge, charge, security interest, preemptive right, right of first refusal, option, judgment, title defect or encumbrance of any kind in respect of or affecting such Asset.

               The term "person" means an individual, corporation,
                         ------
          partnership, joint venture, association, trust, unincorporated organization or other entity, including a government or political subdivision or an agency or instrumentality thereof.

               "Regulatory Actions" means any claim, demand, action, suit
                ------------------
          or proceeding brought or instigated by any Governmental Body in connection with any Environmental Law, including, without limitation, civil, criminal and/or administrative proceedings, whether or not seeking costs, damages, penalties or expenses.

               "Release" means the intentional or unintentional, spilling,
                -------
          leaking, disposing, discharging or disturbance of, or emitting, depositing, injecting, leaching, escaping or any other release or threatened release, however defined, of any Hazardous Substance.

               "Subsidiary" of the Company means any entity of which
                ----------
          securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly through one or more intermediaries, or both, by the Company.

               "Tax" (including, with correlative meaning, the terms
                ---
          "Taxes" and "Taxable") means (i) any net income, gross income,
           -----       -------
          gross receipts, sales, use, ad valorem, transfer, transfer gains, franchise, profits, license, withholding, payroll, employment, social security (or similar), unemployment, disability, excise, severance, stamp, rent, recording, registration, occupation, premium, real or personal property, intangibles, environmental (including taxes under Code S. 59A) or windfall profits tax, alternative or add-on minimum tax, capital stock, customs duty or other tax, fee, duty, levy, impost, assessment or charge of any kind whatsoever (including but not limited to taxes assessed to real property and water and sewer rents relating thereto), together with any interest and any fine, penalty, addition to tax or additional amount or deductions imposed by any Governmental Body (domestic or foreign) (a "Tax Authority") responsible for
                                         -------------
          the imposition of any such tax, whether disputed or not, including any liability arising under any tax sharing agreement, with respect to the Company, the Business or the Assets (or the transfer thereof); (ii) any liability for the payment of any amount of the type described in the immediately preceding clause
          (i) as a result of the Company being a member of an affiliated or combined group with any other corporation at any time on or prior to the Closing Date; and (iii) any liability of the Company for the payment of any amounts of the type described in the immediately preceding clause (i) as a result of a contractual obligation to indemnify any other person.

               "Tax Return" means any return or report (including
                ----------
          elections, declarations, disclosures, schedules, attachments, estimates and information returns) relating to Taxes required to be supplied to any Tax Authority, and including any amendment thereof.

               "Transaction Documents" means, collectively, this Agreement,
                ---------------------
          and each of the other agreements and instruments to be executed and delivered by all or some of the parties hereto in connection with the consummation of the transactions contemplated hereby.

               The term "voting power" when used with reference to the
                         ------------
          capital stock of, or units of equity interests in, any person means the power under ordinary circumstances (and not merely upon the happening of a contingency) to vote in the election of directors of such person (if such person is a corporation) or to participate in the management and control of such person (if such person is not a corporation).

                    (b) The following additional terms are defined in the following sections of this Agreement:

               TERM                               SECTION
               ----                               -------

               Acquired Name                      Recital
               Asserted Liability                 6.4(a)
               Belloff                            Recital
               Benefit Plans                      2.10(b)
               Business                           Recital
               Claims                             2.8
               Claims Notice                      6.4(a)
               Company                            Recital
               Condition of the Business          2.1(a)
               Contemplated Transactions          Recital
               Controlled Group                   2.10(a)
               December 1997 Statement            2.3
               Employment Agreement(s)            Recital
               Governmental Bodies                2.11
               IBMC Facility                      2.4
               Indemnifying Party                 6.4(a)
               Indemnitee                         6.4(a)
               Infotex                            6.2(b)
               Krinsky                            Recital
               Latest Balance Sheet               2.4
               Latest Balance Sheet Date          2.4
               Laws                               2.11
               Losses                             6.2
               Noncompetition Agreement           Recital
               Orders                             2.11
               Permits                            2.12
               Purchase Price                     1.1
               Purchased Shares                   Recital
               Purchaser                          Recital
               Real Property Leases               2.6(a)
               Required Consents                  2.14
               Shareholder(s)                     Recital

               SECTION 8.2  INTERPRETATION.  Unless the context otherwise
                            --------------
          requires, the terms defined in Section 8.1 shall have the
                                         -----------
          meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms defined herein. All accounting terms defined in
          Section 8.1, and those accounting terms used in this Agreement
          -----------
          not defined in Section 8.1, except as otherwise expressly
                         -----------
          provided herein, shall have the meanings customarily given thereto in accordance with GAAP. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

               IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.


                                   COMPTECH ACQUISITION CORPORATION


                                   By:   /s/ Glenn Nortman
                                      ---------------------------
                                      Name:  Glenn Nortman
                                      Title: President



                                   ABBEY, GARRETT & SETH, LTD.


                                   By:  /s/ Stuart A. Belloff
                                      ---------------------------
                                      Name:  Stuart A. Belloff
                                      Title: President



                                   AMIE BELLOFF


                                      /s/ Amie Belloff
                                   ---------------------------


                                   ABBEY KRINSKY


                                      /s/ Abbey Krinsky
                                   -----------------------------


                                   NEERAJ RAJPAL


                                      /s/ Neeraj Rajpal
                                   ----------------------------


                                   GENE DRYFUSS


                                      /s/ Gene Dryfuss
                                   ----------------------------

                                   GARY KRUPP


                                      /s/ Gary Krupp
                                   ---------------------------

                                   NEIL BELLOFF


                                     /s/ Neil Belloff
                                   ----------------------------


                                   WILLIAM PAGAN


                                      /s/ William Pagan
                                   -----------------------------